                                                                    Exhibit 9(d)


                    AMENDED AND RESTATED SERVICING AGREEMENT

         The Servicing Agreement executed as of May 30, 1996 between GMO TRUST, a Massachusetts business trust (the "Trust") on behalf of each of its Class I, Class II, Class III, Class IV, Class V, Class VI, Class VII and Class VIII (each a "Class" and collectively the "Classes") Shares (the "Shares") of each Fund listed on Exhibit I hereto, (collectively, the "Funds"), and GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC, a Massachusetts limited liability company (the "Shareholder Servicer"), is hereby amended and restated effective February 9, 1998 by the
Trustees:

                              W I T N E S S E T H:

         That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.       SERVICES TO BE RENDERED BY SERVICING AGENT TO THE TRUST.

         (a) The Shareholder Servicer will, at its expense, provide direct client service, maintenance and reporting to shareholders of each Class of Shares of each Fund set forth on Exhibit 1 hereto, such services and reporting to include, without limitation, professional and informative reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in the correction and maintenance of client-related information.

         (b) The Shareholder Servicer shall not be obligated under this agreement to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Shareholder Servicer pursuant to this Section 1.

2.       OTHER AGREEMENTS, ETC.

         It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a partner, shareholder, director, officer or employee of, or be otherwise interested in, the Shareholder Servicer, and in any person controlled by or under common control with the Shareholder Servicer, and that the Shareholder Servicer and any person controlled by or under common control with the Shareholder Servicer may have an interest in the Trust. It is also understood that the Shareholder Servicer and persons controlled by or under common control with the Shareholder Servicer may have advisory, servicing, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.       COMPENSATION TO BE PAID BY THE TRUST TO THE SERVICING AGENT.

         Each Class of Shares of each Fund will pay to the Shareholder Servicer as compensation for the Shareholder Servicer's services rendered and for the expenses borne by the Shareholder Servicer with respect to such Class of Shares of such Fund pursuant to Section 1, a fee, computed and accrued daily, and paid monthly or at such other intervals as the Trustees shall determine, at the annual rate of such Class' average daily net asset value set forth on the Fee Rate Schedule attached as Exhibit II hereto. Such fee shall be payable for each month (or other interval) within five (5) business days after the end of such month (or other interval).

         If the Servicing Agent shall serve for less than the whole of a month (or other interval), the foregoing compensation shall be prorated.

4.       ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

         This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; provided, however, in the event of consolidation or merger in which the Shareholder Servicer is not the surviving corporation or which results in the acquisition of substantially all the Shareholder Servicer's outstanding stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Shareholder Servicer's assets, the Shareholder Servicer may assign any such agreement to such surviving entity, acquiring entity, assignee or purchaser, as the case may be. This Contract shall not be amended unless such amendment is approved by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Shareholder Servicer.

5.       EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

         This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

         (a) Either party hereto may at any time terminate this Contract (or this Contract's application to one or more Classes or Funds) by not more than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

         (b) If (i) a majority of the Trustees of the Trust, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Shareholder Servicer, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the second anniversary of its execution, or

                                       -2
upon the expiration of one year from the effective date of the last such continuance, whichever is later.

         Termination of this Contract pursuant to this Section 5 shall be without the payment of any penalty.

6.       CERTAIN DEFINITIONS.

         For the purposes of this Contract, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940 and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and the phrase "specifically approve at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

7.       NONLIABILITY OF SERVICING AGENT.

         In the absence of willful misfeasance, bad faith or gross negligence on the part of the Shareholder Servicer, or reckless disregard of its obligations and duties hereunder, the Shareholder Servicer shall not be subject to any liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder.

8.       LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

         A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

                                       -3

          IN WITNESS WHEREOF, GMO TRUST and GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                                  GMO TRUST



                                  By___________________________________________
                                      Title:

                                  GRANTHAM, MAYO, VAN OTTERLOO
                                   & CO. LLC



                                  By___________________________________________
                                      Title:

                                       -4

EXHIBIT I


                 GMO Core Fund
                 GMO Fund Tobacco-Free Core Fund
                 GMO Value Fund
                 GMO Growth Fund
                 GMO U.S. Sector Fund
                 GMO Small Cap Value Fund
                 GMO Fundamental Value Fund
                 GMO Small Cap Growth Fund
                 GMO REIT Fund
                 GMO International Core Fund
                 GMO Currency Hedged International Core Fund
                 GMO Foreign Fund
                 GMO U.S. Bond/Global Alpha B Fund
                 GMO U.S. Bond/Global Alpha A Fund
                 GMO International Small Companies Fund
                 GMO Japan Fund
                 GMO Emerging Markets Fund
                 GMO Global Properties Fund
                 GMO Domestic Bond Fund
                 GMO Global Hedged Equity Fund
                 GMO Short-Term Income Fund
                 GMO International Bond Fund
                 GMO Currency Hedged International Bond Fund
                 GMO Global Bond Fund
                 GMO Emerging Country Debt Fund
                 GMO Inflation Indexed Bond Fund
                 GMO Evolving Countries Fund
                 GMO International Equity Allocation Fund
                 GMO Global (U.S.+) Equity Allocation Fund
                 GMO World Equity Allocation Fund
                 GMO Global Balanced Allocation Fund
                 GMO International Core Plus Allocation Fund
                 GMO Asia Fund

                                       -5

SERVICE FEE SCHEDULE                                                  EXHIBIT II

CLASS I SHARES

          FUND                                                                               SERVICE FEE
GMO Core Fund                                                                                    0.28%
GMO Tobacco-Free Core Fund                                                                       0.28%
GMO Value Fund                                                                                   0.28%
GMO Growth Fund                                                                                  0.28%
GMO U.S. Sector Fund                                                                             0.28%
GMO Small Cap Value Fund                                                                         0.28%
GMO Fundamental Value Fund                                                                       0.28%
GMO Small Cap Growth Fund                                                                        0.28%
GMO REIT Fund                                                                                    0.28%
GMO International Core Fund                                                                      0.28%
GMO Currency Hedged International Core Fund                                                      0.28%
GMO Foreign Fund                                                                                 0.28%
GMO U.S. Bond/Global Alpha B Fund                                                                0.28%
GMO U.S. Bond/Global Alpha A Fund                                                                0.28%
GMO International Small Companies Fund                                                           0.28%
GMO Japan Fund                                                                                   0.28%
GMO Emerging Markets Fund                                                                        0.28%
GMO Global Properties Fund                                                                       0.28%
GMO Domestic Bond Fund                                                                           0.28%
GMO Global Hedged Equity Fund                                                                    0.28%
GMO International Bond Fund                                                                      0.28%
GMO Currency Hedged International Bond Fund                                                      0.28%
GMO Global Bond Fund                                                                             0.28%
GMO Emerging Country Debt Fund                                                                   0.28%
GMO Inflation Indexed Bond Fund                                                                  0.28%
GMO Evolving Countries Fund                                                                      0.28%
GMO Asia Fund                                                                                    0.28%
GMO International Equity Allocation Fund                                                         0.13%
GMO Global (U.S.+) Equity Allocation Fund                                                        0.13%
GMO World Equity Allocation Fund                                                                 0.13%
GMO Global Balanced Allocation Fund                                                              0.13%
GMO International Core Plus Allocation Fund                                                      0.13%

                                       -6

SERVICE FEE SCHEDULE                                         EXHIBIT II (cont'd)

CLASS II SHARES

          FUND                                                                               SERVICE FEE
GMO Core Fund                                                                                    0.22%
GMO Tobacco-Free Core Fund                                                                       0.22%
GMO Value Fund                                                                                   0.22%
GMO Growth Fund                                                                                  0.22%
GMO U.S. Sector Fund                                                                             0.22%
GMO Small Cap Value Fund                                                                         0.22%
GMO Fundamental Value Fund                                                                       0.22%
GMO Small Cap Growth Fund                                                                        0.22%
GMO REIT Fund                                                                                    0.22%
GMO International Core Fund                                                                      0.22%
GMO Currency Hedged International Core Fund                                                      0.22%
GMO Foreign Fund                                                                                 0.22%
GMO U.S. Bond/Global Alpha B Fund                                                                0.22%
GMO U.S. Bond/Global Alpha A Fund                                                                0.22%
GMO International Small Companies Fund                                                           0.22%
GMO Japan Fund                                                                                   0.22%
GMO Emerging Markets Fund                                                                        0.22%
GMO Global Properties Fund                                                                       0.22%
GMO Domestic Bond Fund                                                                           0.22%
GMO Global Hedged Equity Fund                                                                    0.22%
GMO International Bond Fund                                                                      0.22%
GMO Currency Hedged International Bond Fund                                                      0.22%
GMO Global Bond Fund                                                                             0.22%
GMO Emerging Country Debt Fund                                                                   0.22%
GMO Inflation Indexed Bond Fund                                                                  0.22%
GMO Evolving Countries Fund                                                                      0.22%
GMO Asia Fund                                                                                    0.22%
GMO International Equity Allocation Fund                                                         0.07%
GMO Global (U.S.+) Equity Allocation Fund                                                        0.07%
GMO World Equity Allocation Fund                                                                 0.07%
GMO Global Balanced Allocation Fund                                                              0.07%
GMO International Core Plus Allocation Fund                                                      0.07%

                                       -7

SERVICE FEE SCHEDULE                                         EXHIBIT II (cont'd)

CLASS III SHARES

        FUND                                                                                 SERVICE FEE
GMO Core Fund                                                                                    0.15%
GMO Tobacco-Free Core Fund                                                                       0.15%
GMO Value Fund                                                                                   0.15%
GMO Growth Fund                                                                                  0.15%
GMO U.S. Sector Fund                                                                             0.15%
GMO Small Cap Value Fund                                                                         0.15%
GMO Fundamental Value Fund                                                                       0.15%
GMO Small Cap Growth Fund                                                                        0.15%
GMO REIT Fund                                                                                    0.15%
GMO International Core Fund                                                                      0.15%
GMO Currency Hedged International Core Fund                                                      0.15%
GMO Foreign Fund                                                                                 0.15%
GMO U.S. Bond/Global Alpha B Fund                                                                0.15%
GMO U.S. Bond/Global Alpha A Fund                                                                0.15%
GMO International Small Companies Fund                                                           0.15%
GMO Japan Fund                                                                                   0.15%
GMO Emerging Markets Fund                                                                        0.15%
GMO Global Properties Fund                                                                       0.15%
GMO Domestic Bond Fund                                                                           0.15%
GMO Short-Term Income Fund                                                                       0.15%
GMO Global Hedged Equity Fund                                                                    0.15%
GMO International Bond Fund                                                                      0.15%
GMO Currency Hedged International Bond Fund                                                      0.15%
GMO Global Bond Fund                                                                             0.15%
GMO Emerging Country Debt Fund                                                                   0.15%
GMO Evolving Countries Fund                                                                      0.15%
GMO Inflation Indexed Bond Fund                                                                  0.15%
GMO Asia Fund                                                                                    0.15%

                                       -8

SERVICE FEE SCHEDULE                                         EXHIBIT II (cont'd)

CLASS III SHARES

               FUND                                                                           SERVICE FEE
GMO International Equity Allocation Fund                                                         0.00%
GMO Global (U.S.+) Equity Allocation Fund                                                        0.00%
GMO World Equity Allocation Fund                                                                 0.00%
GMO Global Balanced Allocation Fund                                                              0.00%
GMO International Core Plus Allocation Fund                                                      0.00%

                                       -9

SERVICE FEE SCHEDULE                                         EXHIBIT II (cont'd)

CLASS IV SHARES

                                    FUND                                                         SERVICE FEE
GMO Core Fund                                                                                        0.105%
GMO Tobacco-Free Core Fund                                                                           0.12%
GMO Value Fund                                                                                       0.095%
GMO Growth Fund                                                                                      0.12%
GMO U.S. Sector Fund                                                                                 0.12%
GMO Small Cap Value Fund                                                                             0.12%
GMO Small Cap Growth Fund                                                                            0.12%
GMO REIT Fund                                                                                        0.12%
GMO International Core Fund                                                                          0.09%
GMO Currency Hedged International Core Fund                                                          0.09%
GMO Foreign Fund                                                                                     0.09%
GMO International Small Companies Fund                                                               0.11%
GMO Japan Fund                                                                                       0.11%
GMO Emerging Markets Fund                                                                            0.105%
GMO Global Properties Fund                                                                           0.11%
GMO Domestic Bond Fund                                                                               0.13%
GMO U.S. Bond/Global Alpha A Fund                                                                    0.13%
GMO International Bond Fund                                                                          0.13%
GMO Currency Hedged International Bond Fund                                                          0.13%
GMO Global Bond Fund                                                                                 0.13%
GMO Emerging Country Debt Fund                                                                       0.10%
GMO Global Hedged Equity Fund                                                                        0.13%
GMO Inflation Indexed Bond Fund                                                                      0.13%

GMO Evolving Countries Fund                                                                          0.10%
GMO Fundamental Value Fund                                                                           0.13%
GMO Asia Fund                                                                                        0.105%

                                       -10

SERVICE FEE SCHEDULE                                         EXHIBIT II (cont'd)

CLASS V SHARES

                                    FUND                                                          SERVICE FEE
GMO Core Fund                                                                                        0.09%
GMO Tobacco-Free Core Fund                                                                           0.09%
GMO Value Fund                                                                                       0.09%
GMO Growth Fund                                                                                      0.09%
GMO U.S. Sector  Fund                                                                                0.09%
GMO Small Cap Value Fund                                                                             0.09%
GMO Small Cap Growth Fund                                                                            0.09%
GMO REIT Fund                                                                                        0.09%
GMO International Core Fund                                                                          0.07%
GMO Currency Hedged International Core Fund                                                          0.07%
GMO Foreign Fund                                                                                     0.10%
GMO International Small Companies Fund                                                               0.07%
GMO Japan Fund                                                                                       0.07%
GMO Emerging Markets Fund                                                                            0.05%
GMO Global Properties Fund                                                                           0.07%
GMO Domestic Bond Fund                                                                               0.12%
GMO U.S. Bond/Global Alpha A Fund                                                                    0.12%
GMO International Bond Fund                                                                          0.12%
GMO Currency Hedged International Bond Fund                                                          0.12%
GMO Global Bond Fund                                                                                 0.12%
GMO Emerging Country Debt Fund                                                                       0.12%
GMO Global Hedged Equity Fund                                                                        0.12%
GMO Inflation Indexed Bond Fund                                                                      0.12%
GMO Evolving Countries Fund                                                                          0.05%

                                       -11

SERVICE FEE SCHEDULE                                         EXHIBIT II (cont'd)

CLASS VI SHARES


                                    FUND                                                         SERVICE FEE
GMO Core Fund                                                                                        0.07%
GMO Tobacco-Free Core Fund                                                                           0.07%
GMO Value Fund                                                                                       0.07%
GMO Growth Fund                                                                                      0.07%
GMO U.S. Sector Fund                                                                                 0.07%
GMO Small Cap Value Fund                                                                             0.07%
GMO Small Cap Growth Fund                                                                            0.07%
GMO REIT Fund                                                                                        0.07%
GMO International Core Fund                                                                          0.04%
GMO Currency Hedged International Core Fund                                                          0.04%
GMO Foreign Fund                                                                                     0.08%
GMO International Small Companies Fund                                                               0.04%
GMO Japan Fund                                                                                       0.04%
GMO Emerging Markets Fund                                                                            0.02%
GMO Global Properties Fund                                                                           0.04%
GMO Domestic Bond Fund                                                                               0.10%
GMO U.S. Bond/Global Alpha A Fund                                                                    0.10%
GMO International Bond Fund                                                                          0.10%
GMO Currency Hedged International Bond Fund                                                          0.10%
GMO Global Bond Fund                                                                                 0.10%
GMO Emerging Country Debt Fund                                                                       0.10%
GMO Global Hedged Equity Fund                                                                        0.10%
GMO Inflation Indexed Bond Fund                                                                      0.10%
GMO Evolving Countries Fund                                                                          0.02%

                                       -12

SERVICE FEE SCHEDULE                                         EXHIBIT II (cont'd)

CLASS VII SHARES

                                    FUND                                                  SERVICE FEE
GMO U.S. Bond/Global Alpha A Fund                                                                    0.06%
GMO International Bond Fund                                                                          0.06%
GMO Currency Hedged International Bond Fund                                                          0.06%
GMO Global Bond Fund                                                                                 0.06%







CLASS VIII SHARES
                                    FUND                                                  SERVICE FEE

GMO U.S. Bond/Global Alpha A Fund                                                                    0.01%
GMO International Bond Fund                                                                          0.01%
GMO Currency Hedged International Bond Fund                                                          0.01%
GMO Global Bond Fund                                                                                 0.01%

                                       -13